LETTER OF INTENT

This LETTER OF INTENT (“LOI”) is dated as of March 11, 2021 is by and between ST Brands, Inc., a Wyoming corporation (“ST”), and New You, Inc., a Nevada corporation (“NWYU”). ST and NWYU are collectively referred to herein as the “Parties”.

1.                                    Merger or Share Exchange. NWYU and ST shall enter into a merger agreement, share exchange agreement, or similar transaction under which, at the time of the closing of the transaction (the “Closing”), NWYU shall acquire all of the issued and outstanding capital stock in ST in exchange for NWYU’s issuance to the shareholders of ST, on a pro rata basis, of shares of preferred stock in NWYU having the right to convert to the cumulative equivalent of ninety percent (90%) of the issued and outstanding share capital of NWYU (the “Preferred Stock”). The Preferred Stock shall, at the time of the Closing, represent not less than 90% of the issued and outstanding share capital of NWYU on a fully diluted basis to include all (i) issued and outstanding common stock, (ii) all shares of common stock issuable upon conversion of any convertible notes, preferred stock, or similar instruments, (iii) all shares of common stock issuable upon exercise of all warrants, options, or similar instruments, (iv) issued and outstanding preferred stock, and (v) any other shares of common stock which, as of the Closing, NWYU is or may, at the sole option of others, be obligated to issue.

Concurrently with the Closing, ST will furnish to NWYU such additional funding as is necessary to pay in full the outstanding convertible notes and other debt of NWYU, up to a maximum amount of $300,000. The terms for such additional funding shall be at the discretion of ST, subject to the approval of NWYU, which shall not be unreasonably withheld. The current business, assets, and operations of NWYU, as owned and operated under its New You, LLC subsidiary, shall continue under the ownership and control of NWYU following the Closing.

A definitive agreement (the "Definitive Agreement") satisfactory to ST and NWYU shall be executed by ST, the shareholders of ST, and NWYU at or prior to the Closing. The Definitive Agreement shall contain terms, conditions, representations and warranties, covenants and legal opinions normal and appropriate for a transaction of the type contemplated, including, without limitation, those summarized in this LOI. The Parties may, upon negotiation and mutual agreement, include terms in the Definitive Agreement which are different from those contained in this Letter of Intent, in which case the terms of the Definitive Agreement shall be controlling.

2.                                       Conditions Precedent to the Closing. The Closing shall be subject to the fulfillment, or mutual waiver in writing, of the following terms and conditions:

a.                                       ST shall have furnished to NWYU the consolidated financial statements of ST and its subsidiaries for ST’s last two years of operations, or such shorter period as it has been in existence, prepared in accordance with GAAP, and audited by a PCAOB qualified independent accounting firm, together with financial statements for all subsequent interim periods prepared in accordance with GAAP and reviewed by a PCAOB qualified independent accounting firm.

b.                                       NWYU shall, immediately prior to the Closing, be current in all SEC reporting obligations under the Securities Exchange Act of 1934.

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c.                                       NWYU’s common stock shall, immediately prior to the Closing, be quoted for trading on the electronic over-the-counter marketplace operated by OTC Markets Group, Inc.

d.                                       The Closing shall take place on or before April 28, 2021 (the “Outside Date”), unless such date is extended by agreement in writing.

e.                                       NWYU shall have completed all due diligence regarding ST and the proposed transaction, to the reasonable satisfaction of NWYU and its officers and directors.

f.                                        ST shall have completed all due diligence regarding NWYU and the proposed transaction, to the reasonable satisfaction of ST and its officers and directors.

g.                                       NWYU shall file an 8-K stating that this LOI has been reached between NWYU and ST no later than Friday, March 12, 2021

3.                                    Officers and Board of Directors Appointments. Concurrent with the Closing and effective thereupon, Jason Frankovich shall be appointed as Chief Executive Officer and Chairman of the Board of NWYU. Concurrent with the Closing, and effective ten (10) days following the filing with the SEC of an appropriate Schedule 14f-1, Jason Frankovich and one additional member to be designated by ST shall be appointed to the Board of Directors.

4.                                    Due Diligence; Access. ST and NWYU, respectively, shall afford to the other’s officers, attorneys, accountants and other authorized representatives free and full access, during regular business hours and upon reasonable notice, to one another’s books, records, personnel and properties (including, without limitation, the work papers prepared by auditors) so that each party may have full opportunity to make such review, examination and investigation as it may desire of the other’s business and affairs. Each party will cause its employees, accountants and attorneys to cooperate fully with said review, examination and investigation and to make full disclosure to the other of all material facts affecting its financial conditions and business operations.

5.                                    Conduct of Business. ST and NWYU shall use their reasonable best efforts to preserve intact the business organization and employees and other business relationships of ST and NWYU; shall continue to operate in the ordinary course of business and maintain their books, records and accounts in accordance with generally accepted accounting principles, consistent with past practice; shall use its reasonable best efforts to maintain their current financial conditions, including working capital levels; and shall not authorize and new classes of capital stock; and shall not declare or make any dividend or stock distributions, except as required by law or existing contractual obligation.

6.                                    Expenses. Each Party shall have independent counsel and as such all legal fees and expenses shall be borne by each Party. The parties will cooperate with each other in order to effect the transactions contemplated by this LOI as promptly as practicable. Each party will be responsible for its own costs and expenses, including, without limitation, fees and expenses of attorneys, accountants, auditors, consultants and other third parties, incurred by such party in connection with the transactions contemplated hereby, including without limitation costs and expenses related to the structuring of the acquisition, the preparation and negotiation of this LOI and the Definitive Agreement, and the conduct of a meeting of the shareholders of either party, if required, to approve the Definitive Agreement.

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7.                                    Representations and Warranties. The parties hereby represent and warrant that the execution and delivery of this LOI does not, and the consummation of the transactions contemplated hereby will not (at such time), breach, cause a default under or require the receipt of one or more consents or approvals of any party to, any existing or proposed contracts, arrangements or understandings to which it is a party except as otherwise provided in this LOI. The Definitive Agreement will contain representations and warranties customary to transactions of this type, including without limitation, representations and warranties by ST as to (a) the accuracy and completeness of ST's financial statements for the past two years and current financial statements; (b) disclosure of all of ST's contracts, commitments and liabilities, direct or contingent; (c) the physical condition, suitability, ownership and absence of liens, claims and other adverse interests with respect to ST's assets; (d) the absence of liabilities with respect to ST, other than as set forth in the balance sheet provided and liabilities incurred in the ordinary course of business since that date; (e) the absence of a material adverse change in the condition (financial or otherwise), business, properties, assets or prospects of ST; (f) absence of pending or threatened litigation (other than disclosed in writing), investigations or other matters affecting ST; (g) ST's compliance with laws and regulations applicable to its business and obtaining all licenses and permits required for its business; and (h) the due incorporation, organization, valid existence, good standing and capitalization of ST.

8.                                    No Shop. Through the earlier of the Closing, the expiration of the Outside Date, or the date of termination of this LOI by mutual consent of the Parties, both ST and NWYU shall not, directly or indirectly, through any director, officer, employee, agent, representative or otherwise (and each of said parties shall use reasonable efforts to insure such persons shall not directly or indirectly) (i) solicit, initiate or encourage the submission of inquiries, proposals or offers from any person relating to: (x) any business combination, including without limitation the issuance of any new securities by them; or (y) the sale of any of their assets and/or capital stock (in either case, an "Alternative Transaction"), (ii) enter into or participate in any negotiations, or initiate any discussions or continue any discussions initiated by others, regarding any Alternative Transaction, or furnish to any other person any information with respect to their assets or business for the purposes of pursuing a possible Alternative Transaction with any other party, or (iii) otherwise participate in, assist, facilitate or encourage any effort or attempt by any other person to do any of the foregoing, except as required by law as fiduciaries. Each party shall promptly notify the other of any proposal or inquiry made to it or any of its agents, representatives, or otherwise with respect to any of the foregoing.

9.                                    Confidentiality and Non-Disclosure Provisions.

a.                                     ST and NWYU acknowledge that they are aware the federal securities laws restrict parties in possession of material non-public information to refrain from all transactions in the securities of such company until public announcement of such material non-public information. Accordingly, ST and NWYU, on their own behalf and on behalf of their affiliates and others who will have knowledge of the terms of this LOI or the purchases contemplated hereby, shall refrain from affecting any transactions in securities except upon the advice of their counsel who will have been informed of the nature of the transactions contemplated herein.

b.                                    The parties recognize that in the course of undertaking the efforts contemplated by this LOI, each of them may have access to confidential or proprietary information belonging to the other party. Subject to the provisions of this LOI, each party is willing to disclose such information and data to the other party for the sole purpose of undertaking the transaction contemplated by this LOI. Such information and data, which are

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confidential, will be collectively referred to herein as “Confidential Information,” and each party agrees with respect thereto as follows:

i.                                             To maintain as strictly confidential and preserve the confidentiality of all Confidential Information;

ii.                                           Not to use any Confidential Information for any purpose other than the purpose described in this letter; and this LOI shall not be construed as granting either party any licenses under any patents, trade secrets or know-how.

iii.                                         To limit disclosure of Confidential Information to employees or representatives of either party who reasonably require knowledge thereof to accomplish the party’s aforementioned purpose (“Permitted Persons”); and to use either party’s best efforts to assure that all Permitted Persons to whom any Confidential Information is disclosed treat and maintain the Confidential Information as strictly confidential.

iv.                                         Not disclose to any person (including without limitation customers or competitors of either party or its subsidiaries) either the fact that discussions regarding a possible transaction are taking place or other facts with respect to such discussions, including the status thereof, unless the other party has given its prior written consent to such disclosure, and direct its employees, representatives, agents, accountants, attorneys, etc., having knowledge of the subject matter of this LOI or any Confidential Information not to make such disclosure. The term “person,” as used herein, shall be broadly interpreted to include without limitation any corporation, company, partnership or individual.

c.                                     The limitations imposed by paragraph (a) of this Section 9 will not prevent either party from disclosing or using Confidential Information which belongs to such party or is (i) already known by the recipient party without an obligation of confidentiality, (ii) publicly known or becomes publicly known through no unauthorized act of the recipient party, (iii) rightfully received from a third party, (iv) independently developed by the recipient party without the use of the other party’s Confidential Information, (v) disclosed without similar restrictions to a third party by the party owning the Confidential Information, (vi) approved by the other party for disclosure or use, or (vii) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the disclosing party provides the other party with notice of such requirement prior to any such disclosure.

d.                                    The obligations of either party under this Section 9 will remain in full force and effect for a period of one year from receipt of the Confidential Information from the other party hereunder. Either party will be responsible to the other party for all damages suffered by the other party for the disclosure of the Confidential Information or use of the Confidential Information for any other purpose other than the above mentioned. Each party hereto will return all data and information in its possession to the other party in the event that the transaction contemplated herein is not consummated

10.                                 Public Announcements. The parties hereto will be entitled to make public announcements concerning the transaction but not without the prior mutual written consent of the other parties hereto, which consent will not be unreasonably withheld. Notwithstanding the foregoing, any of the parties may at any time make any announcements which are required by applicable law so long as such party promptly upon learning of such requirement notifies the other parties of such requirement and discusses with the other party in good faith the exact wording of any such announcement.

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11.                                 Amendment. This LOI may be modified or amended only by written agreement of the parties hereto.

12.                                 Counterparts. This LOI may be executed in multiple counterparts and by facsimile each of which shall be an original, but all of which shall be deemed to constitute one instrument. The delivery of an executed counterpart of this LOI by electronic means, including by facsimile or by ".pdf" attachment to email, shall be deemed to be valid delivery thereof binding upon all the parties hereto.

13.                                 Governing Law. This LOI shall be governed by and construed exclusively in accordance with the internal laws of the State of Nevada without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any dispute arising directly and/or indirectly pursuant to, arising out of or under this LOI, (“Disputes”) shall be settled by final and binding arbitration in San Diego, California under the then effective Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”), as modified hereby. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction. The award rendered by the arbitrator shall be final and binding on the parties. There shall be one (1) arbitrator who shall be appointed by AAA in accordance with the listing, striking and ranking procedure in the Rules and such appointment shall be binding on the parties. The arbitrator shall have the authority to award any remedy or relief that a court in the State of California could order or grant, including specific performance of any obligation created hereunder, the issuance of an injunction or other provisional relief, or the imposition of sanctions for abuse or frustration of the arbitration process. The arbitrator shall apply the law of the State of Nevada in deciding the merits of any Dispute. The arbitration award will be in writing. By agreeing to arbitration, the parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings and the enforcement of any award. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies and to direct the parties to request that any court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any party to respect the arbitrator’s orders to that effect. In addition to damages, the arbitrator may award any remedy provided for under applicable law and the terms hereof, including, without limitation, specific performance or other forms of injunctive relief. It is the intent of the parties that any arbitration shall be concluded as quickly as reasonably practicable. The parties shall share equally the fees and expenses of the arbitration, unless the arbitrator shall determine that a different allocation of such fees and expenses is appropriate in the circumstances, in which event the arbitrator’s determination shall be final and binding upon the parties.

14.                                 Severability. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

15.                                 Notices. All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by facsimile transmission and on the third (3rd) calendar day after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the addresses herein above first mentioned or to such other address as any party hereto shall designate to the other for such purpose in the manner hereinafter set forth.

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16.                                 Agreement Binding in Part; Compliance with Applicable Laws. This LOI shall be considered binding and enforceable against the parties with respect to paragraphs 4, 5, 6, and 8-13 hereof, with all other portions of this LOI constituting a non-binding recitation of the material terms of a contemplated future transaction between the parties. Both NWYU and ST agree to use their respective best efforts to negotiate a mutually acceptable Definitive Agreement and to complete the Closing, which shall include the above terms and conditions but is not limited thereto. It is the understanding of NWYU and ST that all matters referred to in this LOI are conditioned upon compliance with applicable Federal and state securities laws and other applicable laws.

IN WITNESS WHEREOF, the parties hereto have executed this LOI as of the date first above written.

For and on behalf of:	ST Brands, Inc.
By: /s/ Jason Frankovich Print name: Jason Frankovich Title: CEO

For and on behalf of:	New You, Inc.
By: /s/ Ray Grimm, Jr. Ray Grimm, Jr., CEO

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